Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	59,509.87
Total Transaction Valuation	430,918,714.71
Total Offset Amount	0.00
Net Fee	$ 59,509.87